SUB-ITEM 77Q1(E)

                                AMENDMENT NO. 20
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

     This amendment dated as of March 3, 2010, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds, a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Agreement to change the name of Invesco V.I. High Yield Fund to Invesco V.I. High Yield Securities Fund;

     NOW, THEREFORE, the parties agree as follows:

     1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

                                                              EFFECTIVE DATE OF
NAME OF FUND                                                 ADVISORY AGREEMENT
------------                                                 ------------------
AIM V.I. Basic Balanced Fund                                 May 1, 2000
AIM V.I. Basic Value Fund                                    September 10, 2001
AIM V.I. Capital Appreciation Fund                           May 1, 2000
AIM V.I. Capital Development Fund                            May 1, 2000
AIM V.I. Core Equity Fund                                    May 1, 2000
AIM V.I. Diversified Income Fund                             May 1, 2000
AIM V.I. Dynamics Fund                                       April 30, 2004
AIM V.I. Financial Services Fund                             April 30, 2004
AIM V.I. Global Health Care Fund                             April 30, 2004
AIM V.I. Global Real Estate Fund                             April 30, 2004
AIM V.I. Government Securities Fund                          May 1, 2000
AIM V.I. High Yield Fund                                     May 1, 2000
AIM V.I. International Growth Fund                           May 1, 2000
AIM V.I. Large Cap Growth Fund                               September 1, 2003
AIM V.I. Leisure Fund                                        April 30, 2004
AIM V.I. Mid Cap Core Equity Fund                            September 10, 2001
AIM V.I. Money Market Fund                                   May 1, 2000
AIM V.I. PowerShares ETF Allocation Fund                     October 22, 2008
AIM V.I. Small Cap Equity Fund                               September 1, 2003
AIM V.I. Technology Fund                                     April 30, 2004
AIM V.I. Utilities Fund                                      April 30, 2004
Invesco V.I. Dividend Growth Fund                            February 12, 2010
Invesco V.I. Global Dividend Growth Fund                     February 12, 2010
Invesco V.I. High Yield Securities Fund                      February 12, 2010
Invesco V.I. Income Builder Fund                             February 12, 2010
Invesco V.I. S&P 500 Index Fund                              February 12, 2010
Invesco V.I. Select Dimensions Balanced Fund                 February 12, 2010

Invesco V.I. Select Dimensions Dividend Growth Fund          February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted S&P 500
   Fund                                                      February 12, 2010
Invesco Van Kampen V.I. Capital Growth Fund                  February 12, 2010
Invesco Van Kampen V.I. Comstock Fund                        February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund               February 12, 2010
Invesco Van Kampen V.I. Global Tactical Asset Allocation
   Fund                                                      February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund             February 12, 2010
Invesco Van Kampen V.I. Government Fund                      February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund               February 12, 2010
Invesco Van Kampen V.I. High Yield Fund                      February 12, 2010
Invesco Van Kampen V.I. International Growth Equity Fund     February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund                  February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund                   February 12, 2010
Invesco Van Kampen V.I. Value Fund                           February 12, 2010

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                          AIM V.I. BASIC BALANCED FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $150 million................................................      0.75%
Over $150 million.................................................      0.50%

                            AIM V.I. BASIC VALUE FUND
                         AIM V.I. LARGE CAP GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million ...............................................      0.695%
Next $250 million ................................................       0.67%
Next $500 million ................................................      0.645%
Next $1.5 billion ................................................       0.62%
Next $2.5 billion ................................................      0.595%
Next $2.5 billion ................................................       0.57%
Next $2.5 billion ................................................      0.545%
Over $10 billion .................................................       0.52%

                       AIM V.I .CAPITAL APPRECIATION FUND
                            AIM V.I. CORE EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million ...............................................      0.65%
Over $250 million ................................................      0.60%

                        AIM V.I .CAPITAL DEVELOPMENT FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $350 million ...............................................       0.75%
Over $350 million ................................................      0.625%

                        AIM V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million ...............................................      0.60%
Over $250 million ................................................      0.55%

                             AIM V.I. DYNAMICS FUND
                         AIM V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million ...............................................      0.745%
Next $250 million ................................................       0.73%
Next $500 million ................................................      0.715%
Next $1.5 billion ................................................       0.70%
Next $2.5 billion ................................................      0.685%
Next $2.5 billion ................................................       0.67%
Next $2.5 billion ................................................      0.655%
Over $10 billion .................................................       0.64%

                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                        AIM V.I. GLOBAL REAL ESTATE FUND
                              AIM V.I. LEISURE FUND
                            AIM V.I. TECHNOLOGY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million ...............................................      0.75%
Next $250 million ................................................      0.74%
Next $500 million ................................................      0.73%
Next $1.5 billion ................................................      0.72%
Next $2.5 billion ................................................      0.71%
Next $2.5 billion ................................................      0.70%
Next $2.5 billion ................................................      0.69%
Over $10 billion .................................................      0.68%

                       AIM V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million ...............................................      0.50%
Over $250 million ................................................      0.45%

                            AIM V.I. HIGH YIELD FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $200 million ...............................................      0.625%
Next $300 million ................................................       0.55%
Next $500 million ................................................       0.50%
Over $1 billion ..................................................       0.45%

                       AIM V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million ...............................................      0.75%
Over $250 million ................................................      0.70%

                        AIM V.I .MID CAP CORE EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million ...............................................      0.725%
Next $500 million ................................................      0.700%
Next $500 million ................................................      0.675%
Over $1.5 billion ................................................       0.65%

                           AIM V.I. MONEY MARKET FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million ...............................................      0.40%
Over $250 million ................................................      0.35%

                    AIM V.I. POWERSHARES ETF ALLOCATION FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million ...............................................       0.67%
Next $250 million ................................................      0.655%
Next $500 million ................................................       0.64%
Next $1.5 billion ................................................      0.625%
Next $2.5 billion ................................................       0.61%
Next $2.5 billion ................................................      0.595%
Next $2.5 billion ................................................       0.58%
Over $10 billion .................................................      0.565%

                             AIM V.I .UTILITIES FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
All Assets .......................................................      0.60%

                        INVESCO V.I. DIVIDEND GROWTH FUND
               INVESCO V.I. SELECT DIMENSIONS DIVIDEND GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million ...............................................      0.545%
Over $750 million ................................................       0.42%
Next $1 billion ..................................................      0.395%
Over $2 billion ..................................................       0.37%

                    INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND
                INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $1 billion .................................................       0.67%
Next $500 million ................................................      0.645%
Next $1 billion ..................................................       0.62%
Next $1 billion ..................................................      0.595%
Next $1 billion ..................................................       0.57%
Over $4.5 billion ................................................      0.545%

                     INVESCO V.I. HIGH YIELD SECURITIES FUND
                     INVESCO VAN KAMPEN V.I. HIGH YIELD FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million ...............................................       0.42%
Next $250 million ................................................      0.345%
Next $250 million ................................................      0.295%
Next $1 billion ..................................................       0.27%
Next $1 billion ..................................................      0.245%
Over $3 billion ..................................................       0.22%

                        INVESCO V.I. INCOME BUILDER FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million ...............................................       0.67%
Over $500 million ................................................      0.645%

                         INVESCO V.I. S&P 500 INDEX FUND
          INVESCO V.I. SELECT DIMENSIONS EQUALLY-WEIGHTED S&P 500 FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $2 billion .................................................      0.12%
Over $2 billion ..................................................      0.10%

                  INVESCO V.I. SELECT DIMENSIONS BALANCED FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million ...............................................       0.52%
Over $500 million ................................................      0.495%

                   INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million ...............................................      0.70%
Next $500 million ................................................      0.65%
Over $1 billion ..................................................      0.60%

                      INVESCO VAN KAMPEN V.I. COMSTOCK FUND
                 INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million ...............................................      0.60%
Over $500 million ................................................      0.55%

                 INVESCO VAN KAMPEN V. I. EQUITY AND INCOME FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $150 million ...............................................      0.50%
Next $100 million ................................................      0.45%
Next $100 million ................................................      0.40%
Over $350 million ................................................      0.35%

          INVESCO VAN KAMPEN V.I. GLOBAL TACTICAL ASSET ALLOCATION FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $750 million ...............................................      0.75%
Next $750 million ................................................      0.70%
Over $1.5 billion ................................................      0.65%

                     INVESCO VAN KAMPEN V.I. GOVERNMENT FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million ...............................................      0.50%
Next $500 million ................................................      0.45%
Over $1 billion ..................................................      0.40%

            INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $1 billion .................................................      0.75%
Over $1 billion ..................................................      0.70%

                   INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million ...............................................      0.75%
Next $500 million ................................................      0.70%
Over $1 billion ..................................................      0.65%

                   INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $1 billion .................................................      0.72%
Over $1 billion ..................................................      0.65%

                       INVESCO VAN KAMPEN V.I. VALUE FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million ...............................................      0.55%
Next $500 million ................................................      0.50%
Over $1 billion ..................................................      0.45%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.


                                           AIM VARIABLE INSURANCE FUNDS


Attest:                                    By: /s/ John M. Zerr
        --------------------------------       John M. Zerr
        Assistant Secretary                    Senior Vice President


(SEAL)
                                           INVESCO ADVISERS, INC.



Attest:                                    By: /s/ John M. Zerr
        --------------------------------       John M. Zerr
        Assistant Secretary                    Senior Vice President


(SEAL)